SERVICER'S REPORT                                                                                 CONFIDENTIAL
INTEREST PERIOD:    MARCH 19, 2001 TO APRIL 16, 2001                                              DATE OF REPORT: APRIL 16, 2001


ASSOCIATES CREDIT CARD MASTER NOTE TRUST, SERIES 2000-1
--------------------------------------------------------------------------------------------------------------------------------
                                                      CLASS A              CLASS B              CLASS C           TOTAL SERIES
MONTHLY MASTER NOTE TRUST ACTIVITIES                   NOTE                 NOTE                 NOTE                 NOTE
--------------------------------------------------------------------------------------------------------------------------------

Beginning Principal Receivables Balance
Beginning Fin. Chrg. Receivables Balance
Beginning Total Receivables Balance

Beginning Special Funding Accnt Balance
Beginning Spread Account Balance
Beginning Reserve Account Balance

Initial Invested Amount                            760,000,000.00       102,500,000.00       137,500,000.00     1,000,000,000.00

Beginning Period Invested Amount                   760,000,000.00       102,500,000.00       137,500,000.00     1,000,000,000.00


Note Principal Balance Increase                              0.00                 0.00                 0.00                 0.00
Note Principal Balance Decrease                              0.00                 0.00                 0.00                 0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                         0.00                 0.00                 0.00                 0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                     0.00                 0.00                 0.00                 0.00



Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                      760,000,000.00       102,500,000.00       137,500,000.00     1,000,000,000.00

SERVICER'S REPORT                                                                       CONFIDENTIAL
INTEREST PERIOD:    MARCH 19, 2001 TO APRIL 16, 2001                                    DATE OF REPORT: APRIL 16, 2001


ASSOCIATES CREDIT CARD MASTER NOTE TRUST, SERIES 2000-1
----------------------------------------------------------------------------------------------------------------------
                                                      TRANSFEROR                        TRUST
MONTHLY MASTER NOTE TRUST ACTIVITIES                   INTEREST                         TOTALS
----------------------------------------------------------------------------------------------------------------------

Beginning Principal Receivables Balance                                                              7,102,853,995.72
Beginning Fin. Chrg. Receivables Balance                                                               406,578,715.08
Beginning Total Receivables Balance                                                                  7,509,432,710.80

Beginning Special Funding Accnt Balance                                                                          0.00
Beginning Spread Account Balance                                                                                 0.00
Beginning Reserve Account Balance                                                                                0.00

Initial Invested Amount

Beginning Period Invested Amount                       1,519,016,595.72


Note Principal Balance Increase
Note Principal Balance Decrease

Reductions in Invested Amount this Period
  (Other than by Principal Payments)
Previous Reductions in Invested Amount
  Reimbursed this Period



Ending Special Funding Accnt Balance                                                                             0.00
Ending Spread Account Balance                                                                                    0.00
Ending Reserve Account Balance                                                                                   0.00

Ending Period Invested Amount                          1,366,810,204.32

------------------------------------------------------------------------------------------------------------------------------
GROUP I INFORMATION                  SERIES 2000-98-1   SERIES 2000-98-2  SERIES 2000-99-1  SERIES 2000-99-2  SERIES 2000-99-3
------------------------------------------------------------------------------------------------------------------------------

Beginning Invested Amount              882,500,000.00    823,628,000.00    705,882,000.00    529,412,400.00    264,706,000.00
Average Rate                                     5.47%             5.46%             5.49%             5.35%             5.41%
Allocable Finance Charge Collections    21,477,219.87     20,044,464.19     17,178,904.15     12,884,200.02      6,442,095.14
Allocable Principal Collections         87,533,465.58     81,694,065.94     70,015,068.27     52,511,390.47     26,255,675.40
Allocable Default Amount Due             8,747,492.37      8,163,942.94      6,996,824.26      5,247,627.12      2,623,811.58
Allocable Monthly Interest Due           3,886,411.46      3,620,262.23      3,119,030.66      2,280,139.80      1,154,150.29
Allocable Monthly Servicing Fees Due     1,470,833.33      1,372,713.33      1,176,470.00        882,354.00        441,176.67
Ending Invested Amount                 882,500,000.00    823,628,000.00    705,882,000.00    529,412,400.00    264,706,000.00

--------------------------------------------------------------------------------------------------------------
GROUP I INFORMATION                  SERIES 2000-99-4     SERIES 2000-1      SERIES 2000-2        TOTAL
--------------------------------------------------------------------------------------------------------------

Beginning Invested Amount             588,235,000.00    1,000,000,000.00    789,474,000.00   5,583,837,400.00
Average Rate                                    5.33%               5.29%             0.05               5.38%
Allocable Finance Charge Collections   14,315,753.46       24,336,793.05     19,213,265.36     135,892,695.25
Allocable Principal Collections        58,345,890.23       99,188,062.98     78,306,396.83     553,850,015.71
Allocable Default Amount Due            5,830,686.88        9,912,172.66      7,825,402.60      55,347,960.40
Allocable Monthly Interest Due          2,525,312.64        4,260,764.58      3,351,679.67      24,197,751.33
Allocable Monthly Servicing Fees Due      980,391.67        1,666,666.67      1,315,790.00       9,306,395.67
Ending Invested Amount                588,235,000.00    1,000,000,000.00    789,474,000.00   5,583,837,400.00

--------------------------------------------------------------------------------------------------------------------------------
PAYOUT EVENT TESTS
--------------------------------------------------------------------------------------------------------------------------------

BASE RATE TRIGGER                                                 TRANSFEROR'S INTEREST TRIGGER
-----------------                                                 -----------------------------
3 Month Average Portfolio Yield                 15.89%            Required Transferor Interest                    486,545,332.30
3 Month Average Base Rate                        7.74%            Transferor Interest                           1,366,810,204.32
Spread                                           8.15%            Trigger Pass Test                                          Yes
Trigger Pass Test: If Spread is >0, "Yes"         Yes

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                                 SERIES 2000-1

Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2000-1 Indenture Supplement, dated as of June 13, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank (Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 17, 2001, and with respect to the performance of the Trust during the month of March is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                              Revolving Period
Any Cash Flow Shortfalls this Period                     No
Any Cash Flow Shortfalls from Previous Period            No
Payout Event this Period:                                No
Group I Participants:                                    Series 2000-98-1, Series 2000-98-2
                                                         Series 2000-99-1, Series 2000-99-2, Series 2000-99-3, Series 2000-99-4
                                                         Series 2000-1, Series 2000-2

MASTER NOTE TRUST RECEIVABLES

         YIELD AND BASE RATE --

                            March: (31 posting days)

                                                      YIELD          DEFAULTS         TOTAL
                                                    ----------      ----------      ----------
         Portfolio Yield (Current Month)                 28.26%          11.51%          16.75%
         Portfolio Yield (Prior Month)                   25.77%          11.34%          14.42%
         Portfolio Yield (Two Months Ago)                25.50%           9.01%          16.50%
         THREE MONTH AVERAGE PORTFOLIO YIELD                                                             15.89%
                                                                                                    ----------

                                                    SERVICING         COUPON          TOTAL
                                                    ----------      ----------      ----------
         Base Rate (Current Month)                        2.00%           5.29%           7.29%
         Base Rate (Prior Month)                          2.00%           5.81%           7.81%
         Base Rate (Two Months Ago)                       2.00%           6.11%           8.11%
         THREE MONTH AVERAGE BASE RATE                                                                    7.74%
                                                                                                    ----------

Beginning Period Principal Receivables                                            7,102,853,995.72
Beginning Period Finance Charge Receivables                                         406,578,715.08
Beginning Period Discounted Receivables                                                       0.00
Beginning Period Total Receivables                                                7,509,432,710.80

Removed Principal Receivables                                                                 0.00
Removed Finance Charge Receivables                                                            0.00
Removed Total Receivables                                                                     0.00
Discounted Receivables Generated this Period                                                  0.00
Additional Principal Receivables                                                              0.00
Additional Finance Charge Receivables                                                         0.00
Additional Total Receivables                                                                  0.00

Total Principal Collections this Period                                             704,518,329.48
Total Defaulted Principal Receivables this Period                                    70,404,715.17
Total Receivables Adjustments this Period                                            34,153,057.05
Total Finance Charge Collections this Period                                        172,860,687.79
Total Discounted Receivables this Period                                                      0.00

Ending Period Principal Receivables                                               6,950,647,604.32
Ending Period Finance Charge Receivables                                            367,123,706.46
Ending Period Discounted Receivables                                                          0.00
Ending Period Total Receivables                                                   7,317,771,310.78

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
         31-60 Days Delinquent                                                      151,761,332.38
         61-90 Days Delinquent                                                       99,436,312.21
         91+ Days Delinquent                                                        214,771,349.34
                                                                                  ----------------

         Total 31+ Days Delinquent                                                  465,968,993.93
                                                                                  ----------------

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                             CASH FLOW ALLOCATIONS
                                 SERIES 2000-1

             FLOATING INVESTOR PERCENTAGE    0.140788
                FIXED INVESTOR PERCENTAGE    0.140788

FINANCE CHARGE ALLOCATIONS                                                 Class A       Class B        Class C          Total
------------------------------------------------------------------------------------------------------------------------------------

AVAILABLE FUNDS
             Total Trust Finance Charge Collections    172,860,687.79
                                                      ---------------
             Investor Percentage                             0.140788
                                                      ---------------
             Investor Finance Charge Collections        24,336,793.05                                                  24,336,793.05
             Excess Finance Charge Collections
               allocated to Series                               0.00                                                           0.00
             Available Finance Charge Collections       24,336,793.05                                                  24,336,793.05

CASH FLOW ALLOCATIONS
CLASS A DISTRIBUTIONS
         (1) Class A Monthly Interest                                 3,172,076.39
         (2) Class A Monthly Interest Previously Due                          0.00
         (3) Class A Monthly Additional Interest                              0.00
         (4) Class A Monthly Additional Interest Previously Due               0.00
             Total Class A Monthly Interest                           3,172,076.39                                      3,172,076.39

CLASS B DISTRIBUTIONS
         (5) Class B Monthly Interest                                                    445,565.36
         (6) Class B Monthly Interest Previously Due                                           0.00
         (7) Class B Monthly Additional Interest                                               0.00
         (8) Class B Monthly Additional Interest Previously Due                                0.00
             Total Class B Monthly Interest                                              445,565.36                       445,565.36

         (9) Total Monthly Servicing Fee for Series                                                                     1,666,666.67
        (10) Total Servicing Fee for Series Previously Due                                                                      0.00

        (11) Class A Prepayable Increase Amount Interest                      0.00                                              0.00
        (12) Class B Prepayable Increase Amount Interest                                       0.00                             0.00
        (13) Investor Default Amount                                                                                    9,912,172.66
        (14) Investor Charge-Offs                                             0.00             0.00             0.00            0.00
        (15) Reallocated Principal Collections Previously Due                 0.00             0.00             0.00            0.00

CLASS C DISTRIBUTIONS
        (16) Class C Monthly Interest                                                                     643,122.83
        (17) Class C Monthly Interest Previously Due                                                            0.00
        (18) Class C Monthly Additional Interest                                                                0.00
        (19) Class C Monthly Additional Interest Previously Due                                                 0.00
        (20) Class C Prepayable Increase Amount Interest                                                        0.00
             Total Class C Interest                                                                       643,122.83      643,122.83

        (21) Funds Required per Note Agreement under
               Sections 2.07, 2.08 & 2.09                                                                                       0.00
        (22) Funds Required per Note Agreement under
               Sections 2.04 (e) & 7.01                                                                                         0.00

SPREAD ACCOUNT DISTRIBUTIONS
        (23) Class C Spread Account Required Deposit                                                                            0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
                       SERIES' ALLOCATIONS                                                                              8,497,189.15

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                        0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                    8,497,189.15

PRINCIPAL ALLOCATIONS                                                      Class A          Class B         Class C           Total
------------------------------------------------------------------------------------------------------------------------------------

AVAILABLE FUNDS
             Total Trust Principal Collections        704,518,329.48
                                                      --------------
             Investor Percentage                            0.140788
                                                      --------------
             Investor Principal Collections            99,188,062.98
             Shared Principal Collections from
               other Series'                          605,330,266.50
             Available Principal Collections          704,518,329.48

             Controlled Amortization Amount                                   0.00             0.00             0.00            0.00
             Partial Amortization Amount                                      0.00             0.00             0.00            0.00
             Deficiency Controlled Amortization Amount                        0.00             0.00             0.00            0.00
             Monthly Principal Amount                                         0.00             0.00             0.00            0.00
             Principal Shortfall
             Reallocated Principal to other Series'                           0.00             0.00                             0.00

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                              CASH RECONCILIATION
                                     APR-01

GROUP 1                                                       Coupon Rate              Balance          Interest Payments
                                                            ----------------      ------------------    -----------------
Series 2000-98-1, Class A                                               5.38%     $   662,500,000.00     $   2,871,691.32
Series 2000-98-1, Class B                                               5.60%     $    87,500,000.00     $     394,983.59
Series 2000-98-1, Class C                                               5.81%     $   132,500,000.00     $     619,736.55
Series 2000-98-2, Class A                                               5.37%     $   617,647,000.00     $   2,671,259.33
Series 2000-98-2, Class B                                               5.59%     $    82,353,000.00     $     370,762.98
Series 2000-98-2, Class C                                               5.81%     $   123,628,000.00     $     578,239.92
Series 2000-99-1, Class A                                               5.41%     $   529,412,000.00     $   2,305,078.23
Series 2000-99-1, Class B                                               5.61%     $    70,588,000.00     $     318,715.11
Series 2000-99-1, Class C                                               5.81%     $   105,882,000.00     $     495,237.32
Series 2000-99-2, Class A                                               5.23%     $   397,058,400.00     $   1,672,957.04
Series 2000-99-2, Class B                                               5.53%     $    52,941,600.00     $     235,750.56
Series 2000-99-2, Class C                                               5.81%     $    79,412,400.00     $     371,432.20
Series 2000-99-3, Class A                                               5.34%     $   198,500,000.00     $     854,374.99
Series 2000-99-3, Class B                                               5.34%     $    26,500,000.00     $     114,060.14
Series 2000-99-3, Class C                                               5.81%     $    39,706,000.00     $     185,715.16
Series 2000-99-4, Class A                                               5.22%     $   441,176,000.00     $   1,853,408.12
Series 2000-99-4, Class B                                               5.47%     $    58,824,000.00     $     259,206.75
Series 2000-99-4, Class C                                               5.81%     $    88,235,000.00     $     412,697.77
Series 2000-1, Class A                                                  5.18%     $   760,000,000.00     $   3,172,076.39
Series 2000-1, Class B                                                  5.40%     $   102,500,000.00     $     445,565.36
Series 2000-1, Class C                                                  5.81%     $   137,500,000.00     $     643,122.83
Series 2000-2, Class A                                                  5.16%     $   600,000,000.00     $   2,492,187.50
Series 2000-2, Class B                                                  5.40%     $    80,921,000.00     $     351,761.90
Series 2000-2, Class C                                                  5.81%     $   108,553,000.00     $     507,730.27
                                                            ----------------      ------------------     ----------------
Weighted Average Coupon of all Notes                                    5.38%     $ 5,583,837,400.00     $  24,197,751.33
                                                            ================      ==================     ================

Weighted Average Coupon of
   Class A and Class B Notes                                            5.31%     $ 4,768,421,000.00
                                                            ================      ==================

Current Transaction Period:             Revolving Period

CASH FLOW REQUIREMENTS                                                                   SERIES 2000-98-1
----------------------                                          --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Due this Period                          $           --    $           --    $           --    $           --
Interest Distribution Due this Period                           $ 2,871,691.32    $   394,983.59    $   619,736.55    $ 3,886,411.46
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,470,833.33    $ 1,470,833.33
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,871,691.32    $   394,983.59    $ 2,090,569.88    $ 5,357,244.79
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 3,266,674.91

                                                                                         SERIES 2000-98-2
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 2,671,259.33    $   370,762.98    $   578,239.92    $ 3,620,262.23
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,372,713.33    $ 1,372,713.33
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,671,259.33    $   370,762.98    $ 1,950,953.25    $ 4,992,975.56
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 3,042,022.31

                                                                                         SERIES 2000-99-1
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 2,305,078.23    $   318,715.11    $   495,237.32    $ 3,119,030.66
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,176,470.00    $ 1,176,470.00
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,305,078.23    $   318,715.11    $ 1,671,707.32    $ 4,295,500.66
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 2,623,793.34

                                                                                         SERIES 2000-99-2
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 1,672,957.04    $   235,750.56    $   371,432.20    $ 2,280,139.80
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $   882,354.00    $   882,354.00
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 1,672,957.04    $   235,750.56    $ 1,253,786.20    $ 3,162,493.80
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 1,908,707.60

                                                                                         SERIES 2000-99-3
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $   854,374.99    $   114,060.14    $   185,715.16    $ 1,154,150.29
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $   441,176.67    $   441,176.67
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $   854,374.99    $   114,060.14    $   626,891.83    $ 1,595,326.96
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $   968,435.13

                                                                                         SERIES 2000-99-4
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 1,853,408.12    $   259,206.75    $   412,697.77    $ 2,525,312.64
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $   980,391.67    $   980,391.67
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 1,853,408.12    $   259,206.75    $ 1,393,089.44    $ 3,505,704.31
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 2,112,614.87

                                                                                         SERIES 2000-1
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 3,172,076.39    $   445,565.36    $   643,122.83    $ 4,260,764.58
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,666,666.67    $ 1,666,666.67
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 3,172,076.39    $   445,565.36    $ 2,309,789.50    $ 5,927,431.25
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 3,617,641.75

                                                                                          SERIES 2000-2
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 2,492,187.50    $   351,761.90    $   507,730.27    $ 3,351,679.67
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,315,790.00    $ 1,315,790.00
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,492,187.50    $   351,761.90    $ 1,823,520.27    $ 4,667,469.67
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 2,843,949.40

CASH DISBURSEMENTS
Servicer Payment to trustee for Series 2000-98-1                                  $ 3,886,411.46
Servicer Payment to trustee for Series 2000-98-2                                  $ 3,620,262.23
Servicer Payment to trustee for Series 2000-99-1                                  $ 3,119,030.66
Servicer Payment to trustee for Series 2000-99-2                                  $ 2,280,139.80
Servicer Payment to trustee for Series 2000-99-3                                  $ 1,154,150.29
Servicer Payment to trustee for Series 2000-99-4                                  $ 2,525,312.64
Servicer Payment to trustee for Series 2000-1                                     $ 4,260,764.58
Servicer Payment to trustee for Series 2000-2                                     $ 3,351,679.67
                                                                                  --------------
     Total Servicer Payment to trustee for all Series'                            $24,197,751.33
                                                                                  ==============

Trustee Payment to Series 2000-98-1 Class C                                       $   619,736.55
Trustee Payment to Series 2000-98-2 Class C                                       $   578,239.92
Trustee Payment to Series 2000-99-1 Class C                                       $   495,237.32
Trustee Payment to Series 2000-99-2 Class C                                       $   371,432.20
Trustee Payment to Series 2000-99-3 Class C                                       $   185,715.16
Trustee Payment to Series 2000-99-4 Class C                                       $   412,697.77
Trustee Payment to Series 2000-1 Class C                                          $   643,122.83
Trustee Payment to Series 2000-2 Class C                                          $   507,730.27
                                                                                  --------------
     Total Trustee Payment to all Class C Investor's                              $ 3,813,912.02
                                                                                  ==============